UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

______________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
______________________________

Date of report (Date of earliest event reported):  August 25, 2010

LAKE SHORE BANCORP, INC.
(Exact name of registrant as specified in its charter)

United States (State or other jurisdiction of incorporation)	000-51821 (Commission File Number)	20-4729288 (IRS Employer Identification No.)

125 East Fourth Street, Dunkirk, NY 14048
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (716) 366-4070

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As previously reported, David C. Mancuso, President and Chief Executive Officer of Lake Shore Bancorp, Inc. (the “Company”), will retire, effective January 28, 2011, from his position as President and Chief Executive Officer of the Company and its operating subsidiary, Lake Shore Savings Bank (the “Bank”).  On August 25, 2010, the Board of Directors of the Company elected Daniel P. Reininga, the current Executive Vice President and Chief Operating Officer of the Company and the Bank, as Mr. Mancuso’s successor.  Mr. Reininga will assume the position of President and Chief Executive Officer effective upon Mr. Mancuso’s retirement on January 28, 2011.

Mr. Reininga, age 51, became Executive Vice President and Chief Operating Officer (“EVP & COO”) of the Company and Bank on January 1, 2010.  He also serves as a director of the Company, a position he has held since 1994.  Mr. Reininga served as Vice Chairman of the Company’s board from 2003 until his appointment as EVP & COO in 2010. He has previously served on the Audit and Loan Committees and is currently the Chairperson of the Asset Liability Committee and a member of the Executive Committee.  He has completed the American Banker’s Association (“ABA”) course in Advanced Asset and Liability Management and in June 2010 he graduated from the ABA Stonier National Graduate School of Banking.  Mr. Reininga is also the Chairman of G.H. Graf Realty Corporation, Inc. (“G.H. Graf”), a real estate investment company located in Dunkirk, New York.

No decision has been made at this time with respect to any changes in Mr. Reininga’s compensation in connection with his election as Mr. Mancuso’s successor.  Mr. Reininga is currently subject to a Change of Control Agreement with the Company and Bank, which was filed by the Company as exhibit 10.1 to its current report on Form 8-K on February 2, 2010.  Mr. Reininga’s current compensation is described in the Company’s current reports on Form 8-K filed on October 23, 2009 and February 2, 2010.

The Bank has outstanding loans to Mr. Reininga and G.H. Graf and certain of its affiliates.  These loans:  (1) were made in the ordinary course of business; (2) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons not related to the Bank; and (3) did not involve more than the normal risk of collectability or present other unfavorable features.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAKE SHORE BANCORP, INC.

By:	/s/ Rachel A. Foley
Name:	Rachel A. Foley
Title:	Chief Financial Officer

Date: August 30, 2010